EXHIBIT 31.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy S. Krieger, certify that:

1.	I have reviewed this Report on Form 10-K/A of Twin Cities Power Holdings, LLC;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 7, 2014

/s/ Timothy S. Krieger

Timothy S. Krieger

Chairman of the Board, Chief Executive Officer, and President